UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

Amendment No. 1

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2013

Griffin Capital Essential Asset REIT, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 000-54377

MD	26-3335705
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

2121 Rosecrans Avenue, Suite 3321 El Segundo, CA 90245

(Address of principal executive offices, including zip code)

(310) 469-6100

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE:

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Griffin Capital Essential Asset REIT, Inc., a Maryland corporation (the “Registrant”), hereby amends its Current Report on Form 8-K dated May 1, 2013, for the purpose of filing the financial statements and pro forma financial information required by Item 9.01 of Form 8-K with respect to the Registrant’s acquisition of a property located in Houston, Texas (the “Schlumberger property”) in accordance with Rule 3-14 and Article 11 of Regulation S-X, respectively.

In accordance with Rule 3-14 and Article 11 of Regulation S-X, the Registrant hereby files the following financial statements and pro forma financial information, respectively.

Item 9.01. Financial Statements

REPORT OF INDEPENDENT AUDITORS

To the Stockholders of

Griffin Capital Essential Asset REIT, Inc.

We have audited the accompanying statement of revenues and certain operating expenses of the Schlumberger property (the “Schlumberger property”, as defined in Note 1) for the year ended December 31, 2012, and the related notes to the statement of revenues and certain operating expenses.

Management’s Responsibility for the Statement of Revenue and Certain Operating Expenses

Management is responsible for the preparation and fair presentation of the statement of revenues and certain operating expenses in conformity with U.S. generally accepted accounting principles; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the statement of revenues over certain operating expenses that is free of material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on the statement of revenues and certain operating expenses based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues over certain operating expenses is free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the statement of revenues and certain operating expenses. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the statement of revenues over certain operating expenses, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the statement of revenues and certain operating expenses in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the statement of revenues and certain operating expenses.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the statement of revenues and certain operating expenses referred to above presents fairly, in all material respects, the revenues and certain operating expenses, as described in Note 2, of the Schlumberger property for the year ended December 31, 2012, in conformity with U.S. generally accepted accounting principles.

Basis of Accounting

As described in Note 2, the statement of revenues and certain operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and is not intended to be a complete presentation of the Schlumberger property’s revenues and expenses. Our opinion is not modified with respect to this matter.

/s/ Ernst & Young LLP

Irvine, California

July 17, 2013

SCHLUMBERGER PROPERTY

STATEMENTS OF REVENUES AND CERTAIN OPERATING EXPENSES

	Three Months Ended March 31, 2013	Year Ended December 31, 2012
	(unaudited)
Revenues:
Rentals	$725,968	$2,538,183
Property operating expense reimbursement recovery	164,849	72,006
Property tax recovery	81,220	30,226

Total revenues	972,037	2,640,415
Certain operating expenses:
Property operating expense	268,655	926,146
Property tax expense	126,113	481,156

Total certain operating expenses	394,768	1,407,302

Excess of revenues over certain operating expenses	$577,269	$1,233,113

See accompanying notes

SCHLUMBERGER PROPERTY

NOTES TO STATEMENTS OF REVENUES AND CERTAIN OPERATING EXPENSES

1.	Organization

Griffin Capital Essential Asset REIT, Inc. (the “Company”), through a wholly-owned subsidiary of Griffin Capital Essential Asset Operating Partnership, L.P. (the “Operating Partnership”), acquired an office building located in Houston, Texas (the “Schlumberger property”) on May 1, 2013. The Schlumberger property is 97% leased to Schlumberger Technology Corporation (“Schlumberger”) pursuant to a triple-net lease, obligating Schlumberger to all costs and expenses to operate and maintain the property, including capital expenditures. The remaining 3% of the Schlumberger property is leased to a Fitness Center, Citiline Deli and the management office.

2.	Basis of Presentation

The accompanying statements of revenues and certain operating expenses (the “Statements”) have been prepared to comply with Rule 3-14 of Regulation S-X as promulgated by the Securities and Exchange Commission (“SEC”). The Statements are not representative of the actual operations for the periods presented, as certain revenues and operating expenses that may not be comparable to the revenues and operating expenses the Company expects to incur in the future operations of the Schlumberger property have been excluded. Excluded items consist of interest income and certain operating expenses including depreciation and amortization. Management is not aware of any factors related to the Schlumberger property that would cause this financial information not to be indicative of future operating results.

The accompanying unaudited statement of revenues and certain operating expenses for the three months ended March 31, 2013 was prepared on the accrual basis of accounting and in accordance with principles generally accepted in the United States (“GAAP”) for interim financial information as contained in the Financial Accounting Standards Board (“FASB”), Accounting Standards Codification (“ASC”), and in conjunction with rules and regulations of the SEC. Certain information and footnote disclosures required for annual financial statements have been condensed or excluded pursuant to SEC rules and regulations. Accordingly, the unaudited statement of revenues and certain operating expenses does not include all of the information and footnotes required by GAAP for complete financial statements. The unaudited statement of revenues and certain operating expenses includes accounts and related adjustments, which are, in the opinion of management, of normal recurring nature and necessary for a fair presentation of the Schlumberger property’s results of operations.

Revenue Recognition

The Schlumberger property lease is accounted for as an operating lease. Revenue is recognized on a straight line basis in accordance with the contractual terms of the lease. Per the terms of the lease, basic rent and tenant reimbursement revenue (“additional rent”) were abated during the first 365 days of the term, (the “Gross Rent Abatement Period”), starting on the Commencement Date of February 1, 2012. Beginning on the first day following the expiration of the Gross Rent Abatement Period, one-half of basic rent was abated for the next 365 days of the term. During this period, the tenant was required to make partial basic rent payments and full additional rent payments. The Company processes the payment of certain operating expenses of the Schlumberger property, which are reimbursed monthly by the tenant based on a predetermined estimate. The Company reconciles actual expenses incurred to the total of the monthly estimates received, and the difference is either charged or refunded to the tenant.

SCHLUMBERGER PROPERTY

NOTES TO STATEMENT OF REVENUES AND CERTAIN OPERATING EXPENSES

Use of Estimates

The preparation of the financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and certain operating expenses during the reporting period. Actual results could differ from those estimates.

3.	Lease

As of the acquisition date, the remaining term on the Schlumberger property lease was approximately 11 years. The following table summarizes the future minimum rent payments pursuant to the terms of the lease as of December 31, 2012:

2013	$1,367,335
2014	2,849,423
2015	3,044,015
2016	3,117,909
2017	3,190,419
Thereafter	20,953,864

Total	$34,522,965

4.	Subsequent Events

The Company has completed an evaluation of all transactions subsequent to the date of the financial statements through July 17, 2013, the date the financial statements were available to be issued.

GRIFFIN CAPITAL ESSENTIAL ASSET REIT, INC.

UNAUDITED PRO FORMA

CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

On May 1, 2013, Griffin Capital Essential Asset REIT, Inc. (the “Company”), through a wholly-owned subsidiary of the Griffin Capital Essential Asset Operating Partnership, L.P. (the “Operating Partnership”), acquired an office building located in Houston, Texas (the “Schlumberger property”). The Schlumberger property is 97% leased to Schlumberger Technology Corporation (“Schlumberger”) pursuant to a triple-net lease, obligating Schlumberger to all costs and expenses to operate and maintain the property, including capital expenditures. On the acquisition date the remaining term of the lease was approximately 11 years. The remaining 3% of the Schlumberger property is leased to a Fitness Center, Citiline Deli and the management office. The Citiline Deli is leased pursuant to a full service gross lease expiring in 2021.

The purchase price of the Schlumberger property was $48.75 million, which was partially funded with a draw of $20.3 million made from the $200.0 million credit facility with KeyBank National Association (“KeyBank”) and other syndication partners under which $175.0 million had been fulfilled (the “KeyBank Credit Facility”).

The pro forma consolidated statements of operations for the year ended December 31, 2012 and for the three months ended March 31, 2013 have been prepared to comply with Rule 3-14 of Regulation S-X as promulgated by the Securities and Exchange Commission. The pro forma condensed consolidated balance sheet as of March 31, 2013 and the pro forma consolidated statements of operations for the year ended December 31, 2012 and for the three months ended March 31, 2013 are not necessarily indicative of what the actual financial position and operating results would have been had the properties acquired in the current year been acquired on January 1, 2012 nor do they purport to represent the Company’s future financial position or operating results.

The unaudited pro forma consolidated statement of operations for the year ended December 31, 2012 and for the three months ended March 31, 2013 should be read in conjunction with the consolidated financial statements of Griffin Capital Essential Asset REIT, Inc. and accompanying notes thereto filed on Form 10-Q for the three months ended March 31, 2013 and those included in the Company’s annual report filed on Form 10-K for the year ended December 31, 2012 and the Company’s Form 8-Ks filed on January 14, 2013, February 21, 2013 and May 7, 2013 relating to the acquisitions of the Comcast property on January 11, 2013, the Boeing property on February 15, 2013 and the Schlumberger property on May 1, 2013, respectively. In the Company’s opinion, all adjustments necessary to reflect the effects of the properties acquired, the respective debt, and the issuance of the Company’s shares have been made.

GRIFFIN CAPITAL ESSENTIAL ASSET REIT, INC.

UNAUDITED PRO FORMA CONDENSED

CONSOLIDATED BALANCE SHEET

March 31, 2013

	Historical March 31, 2013	Pro forma Adjustment- Schlumberger		Pro forma
ASSETS:
Rental properties, net	$343,872,141	$50,552,138	A	$394,424,279
Above market leases, net	7,406,516	—		7,406,516
Cash and cash equivalents	28,065,352	(26,374,325)	B	1,691,027
Restricted cash	8,067,038	1,566,480	C	9,633,518
Deferred financing costs, net	3,128,787	33,299	D	3,162,086
Deferred rent receivable and other assets	6,357,290	(997,408)	E	5,359,882

Total assets	$396,897,124	$24,780,184		$421,677,308

LIABILITIES:
Mortgage payable, plus unamortized premium of $417,789	$170,993,121	$—		$170,993,121
KeyBank Credit Facility	48,199,848	20,300,000	F	68,499,848
Restricted reserves	6,159,901	1,566,480	C	7,726,381
Below market leases, net	8,929,192	1,802,138	A	10,731,330
Due to affiliates, net	580,238	—		580,238
Prepaid rent	1,232,763	1,111,566	G	2,344,329
Accounts payable and other liabilities, including distributions payable	3,312,237	—		3,312,237

Total liabilities	239,407,300	24,780,184		264,187,484

Noncontrolling interests subject to redemption	4,886,686	—		4,886,686
Common stock subject to redemption	4,985,480	—		4,985,480
EQUITY:
Preferred Stock, $0.001 par value, 200,000,000 shares authorized, 0 shares issued and outstanding	—	—		—
Common Stock, $0.001 par value, 700,000,000 shares authorized, 17,837,874 shares issued and outstanding, historical and pro forma, respectively	178,356	—		178,356
Additional paid-in capital	151,518,621	—		151,518,621
Cumulative distributions	(11,859,305)	—		(11,859,305)
Accumulated deficit	(8,938,148)	—		(8,938,148)

Total stockholders’ equity	130,899,524	—		130,899,524
Noncontrolling interests	16,718,134	—		16,718,134

Total equity	147,617,658	—		147,617,658

Total liabilities and equity	$396,897,124	$24,780,184		$421,677,308

See accompanying notes

GRIFFIN CAPITAL ESSENTIAL ASSET REIT, INC.

UNAUDITED PRO FORMA

CONSOLIDATED STATEMENT OF OPERATIONS

Year Ended December 31, 2012

	Historical	Comcast Historical	Boeing Historical	Schlumberger Historical	Pro forma Adjustment		Pro forma
Revenues:
Rental income	$22,133,285	$2,169,346	$1,489,225	$2,538,183	$198,466	a	$28,528,505
Property tax recovery	563,797	402,166	—	30,226	—		996,189
Propery management fee and reimbursement recovery	2,792,936	1,759,087	—	72,006	—		4,624,029

Total revenue	25,490,018	4,330,599	1,489,225	2,640,415	198,466		34,148,723

Expenses:
Asset management fees to affiliates	1,882,473	—	—	—	655,125	b	2,537,598
Property operating expense	1,211,896	1,759,087	(33,912)	926,146	279,729	c	4,142,946
Property tax expense	2,701,126	402,166	153,529	481,156	—		3,737,977
Acquisition fees and expenses to non-affiliates	1,332,385	—	—	—	331,834	d	1,664,219
Acquisition fees and expenses to affiliates	4,816,500	—	—	—	2,632,500	d	7,449,000
General and administrative expenses	2,033,401	—	—	—	—		2,033,401
Depreciation and amortization	9,426,785	—	—	—	4,046,101	e	13,472,886

Total expenses	23,404,566	2,161,253	119,617	1,407,302	7,945,289		35,038,027

Income (loss) from operations	2,085,452	2,169,346	1,369,608	1,233,113	(7,746,823)		(889,304)
Other income (expense):
Interest expense	(7,760,015)	—	—	—	(1,294,186)	f	(9,054,201)
Interest income	545	—	—	—	—		545

Net loss	(5,674,018)	2,169,346	1,369,608	1,233,113	(9,041,009)		(9,942,960)
Distributions to redeemable noncontrolling interests attributable to common stockholders	(259,612)						(259,612)

Net loss including distributions to redeemable noncontrolling interests attributable to common stockholders	(5,933,630)						(10,202,572)

Net loss attributable to noncontrolling interests	(1,739,105)						(2,746,246)

Net loss attributable to common Stockholders	$(4,194,525)						$(7,456,326)

Net loss attributable to common stockholders per share, basic and diluted	$(0.46)						$(0.82)

Weighted average number of common shares outstanding, basic and diluted	9,073,641						9,073,641

See accompanying notes

GRIFFIN CAPITAL ESSENTIAL ASSET REIT, INC.

UNAUDITED PRO FORMA

CONSOLIDATED STATEMENT OF OPERATIONS

Three Months Ended March 31, 2013

	Historical	Comcast Historical	Boeing Historical	Schlumberger Historical	Pro forma Adjustment		Pro forma
Revenues:
Rental income	$8,179,245	$63,636	$189,857	$725,968	$39,449	a	$9,198,155
Property tax recovery	628,970	11,018	—	81,220	—		721,208
Property management fee and reimbursement recovery	1,038,345	47,080	—	164,849	—		1,250,274

Total revenue	9,846,560	121,734	189,857	972,037	39,449		11,169,637

Expenses:
Asset management fees to affiliates	666,500	—	—	—	108,019	b	774,519
Property operating expense	1,033,384	47,080	32,899	268,655	43,502	c	1,425,520
Property tax expense	970,055	11,018	18,928	126,113	—		1,126,114
Acquisition fees and expenses to non-affiliates	255,779	—	—	—	(197,031)	d	58,748
Acquisition fees and expenses to affiliates	1,170,000	—	—	—	(1,170,000)	d	—
General and administrative expenses	588,968	—	—	—	—		588,968
Depreciation and amortization	3,546,211	—	—	—	583,762	e	4,129,973

Total expenses	8,230,897	58,098	51,827	394,768	(631,748)		8,103,842

Income from operations	1,615,663	63,636	138,030	577,269	671,197		3,065,795
Other income (expense):
Interest expense	(2,708,794)	—	—	—	(195,058)	f	(2,903,852)
Interest income	174	—	—	—	—		174

Net (loss) income	(1,092,957)	63,636	138,030	577,269	476,139		162,117
Distributions to redeemable noncontrolling interests attributable to common stockholders	(73,631)						(73,631)

Net (loss) income including distributions to redeemable noncontrolling interests attributable to common stockholders	(1,166,588)						88,486

Net (loss) income attributable to noncontrolling interests	(195,311)						29,051

Net (loss) income attributable to common Stockholders	$(971,277)						$59,435

Net (loss) income attributable to common stockholders per share, basic and diluted	$(0.06)						$0.00

Weighted average number of common shares outstanding, basic and diluted	15,860,452						15,860,452

See accompanying notes

GRIFFIN CAPITAL ESSENTIAL ASSET REIT, INC.

NOTES TO UNAUDITED PRO FORMA

CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

Rental Properties

On January 11, 2013, the Company, through a wholly-owned subsidiary of the Operating Partnership, acquired a four-level office building located in Greenwood Village (Denver), CO (the “Comcast property”) from an unaffiliated third party. The Comcast property is 100% leased to a single tenant, Comcast Cable Holdings, LLC (“Comcast Holdings”), a wholly-owned subsidiary of Comcast Corporation, pursuant to a triple-net lease, obligating Comcast Holdings to all costs and expenses to operate and maintain the property, including certain capital expenditures. On the acquisition date, the annual rent was $13.50 per square foot, subject to periodic rent increases pursuant to the lease, and the remaining term of the lease was approximately nine years.

On February 15, 2013, the Company, through the Operating Partnership, acquired a three-story office facility located in Renton, Washington (the “Boeing property”). The Boeing property is 100% leased pursuant to two triple-net leases to The Boeing Company (“Boeing”), obligating Boeing to all costs and expenses to operate and maintain the property, including certain capital expenditures. On the acquisition date, the annual rent was $21.00 per square foot, subject to periodic rent increases pursuant to the lease, and the remaining term was approximately five years.

On May 1, 2013, the Company, through a wholly-owned subsidiary of the Operating Partnership, acquired a six-story office facility located in Houston, Texas (the “Schlumberger property”). The Schlumberger property is 97% leased pursuant to a triple-net lease to Schlumberger Technology Corporation (“Schlumberger”), obligating Schlumberger to all costs and expenses to operate and maintain the property, including certain capital expenditures. On the acquisition date, the annual rent was $20.50 per square foot and the remaining term was approximately 11 years. The remaining 3% of the Schlumberger property is leased to a Fitness Center, Citiline Deli and the management office. The Citiline Deli is leased pursuant to a full service gross lease expiring in 2021.

The Comcast, Boeing and Schlumberger properties are hereinafter referred to as the “Properties.”

In accordance with Accounting Standards Codification (“ASC”) 805-10, Business Combinations (“ASC 805-10”), the Company performs the following procedures when allocating the acquired value of real estate: (1) estimate the fair value of the real estate as of the transaction date on an “as if vacant basis;” (2) allocate the “as if vacant” value among land, building, and tenant improvements; (3) calculate the value of the intangible assets and liabilities as the difference between the “as if vacant” value and the contributed value; and (4) allocate the intangible value to the above, below and at market leases, leasing costs associated with in-place leases, tenant relationships and other intangible assets. The acquisition value of the Properties has been allocated, as of the transaction dates, in accordance with the methodology discussed above.

The value allocated to building is depreciated and tenant improvements are amortized on a straight-line basis over an estimated useful life. The building is depreciated over a 40 year useful life and tenant improvements are amortized over the shorter of estimated useful life and remaining contractual, non-cancelable term of the in-place lease. The value of above and below market leases are amortized over the remaining contractual, non-cancelable term of the in-place lease (with consideration as to below market extension options for below market leases) and recorded as either an increase (for below market leases) or a decrease (for above market leases) to rental income. Costs associated with originating these leases are amortized over the remaining contractual, non-cancelable term of the in-place lease.

GRIFFIN CAPITAL ESSENTIAL ASSET REIT, INC.

NOTES TO UNAUDITED PRO FORMA

CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

Adjustments to the Unaudited Pro Forma Condensed Consolidated Balance Sheet

The unaudited pro forma condensed consolidated balance sheet as of March 31, 2013 reflects the following adjustments:

A. The acquisition of the Schlumberger property is reflected in the unaudited pro forma condensed consolidated balance sheet of the Company at fair market value. Rental properties, net and in-place lease valuation are comprised of the following:

Building and Improvements	$39,921,024
Land at fair market value	2,800,000
Intangible leasing assets	7,831,114

Rental properties, net	$50,552,138

In-place lease valuation- below market	$(1,802,138)

B. A total of $26.4 million in cash was used to acquire the Schlumberger property, net of closing expenses and credits.

C. A tenant improvement allowance in the amount of $1.6 million was funded by the seller through closing.

D. Financing costs totaling $0.03 million, consisting of appraisal and lender legal fees were capitalized. These fees were paid to KeyBank to close the Schlumberger property acquisition.

E. Good faith deposits totaling $1.0 million were deposited into escrow for the benefit of the seller, pursuant to the purchase and sale agreement, as amended, for the Schlumberger property acquisition. At closing, these deposits were applied against the purchase price.

F. In connection with the acquisition of the Schlumberger property, the Company drew $20.3 million from the KeyBank Credit Facility, as periodically amended, to partially finance such acquisition.

G. Pursuant to the lease terms, one-half of basic rent was abated for the second 365 days of the term. The remaining rent was paid by the tenant. In connection with the acquisition of the Schlumberger property, the Company received a credit from the seller for the amount of the remaining abated rent, which amount was applied to the purchase price by the seller and recorded to prepaid rent at the time of closing.

Adjustments to the Unaudited Pro Forma Consolidated Statements of Operations for the year ended December 31, 2012 and for the three months ended March 31, 2013

The historical amounts for properties include historical operating revenues and certain expenses for the period presented. Property level expenses, such as depreciation, interest expense and management fees, for the Properties are presented as pro forma adjustments to the unaudited pro forma consolidated statements of operations for the year ended December 31, 2012 and for the three months ended March 31, 2013, and are derived from the results of each transaction.

GRIFFIN CAPITAL ESSENTIAL ASSET REIT, INC.

NOTES TO UNAUDITED PRO FORMA

CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

The following are the explanations for operating and property level revenues and certain expenses included in the unaudited pro forma consolidated statements of operations for the year ended December 31, 2012 and for the three months ended March 31, 2013:

a. The historical rent revenue represents the contractual, straight-line rent and in-place lease valuation amortization pursuant to the lease in effect during the time period presented. The Pro Forma Adjustments are presented to adjust contractual rent revenue to a straight-line basis and to amortize the in-place lease valuation, in accordance with ASC 805-10, for the Properties as if they were acquired on January 1, 2012. The straight-line rent adjustments for the Schlumberger property are included in the rental revenues total as required by Rule 3-14 of Regulation S-X and therefore are not included in the Pro Forma Adjustments.

The following summarizes the adjustment made to rent revenue for the year ended December 31, 2012:

	Comcast	Boeing	Schlumberger	Total
Adjustment to contractual and straight-line rent	$42,207	$60,582	$—	$102,789
(Above)/below market, in-place rent	(71,964)	—	167,641	95,677

	$(29,757)	$60,582	$167,641	$198,466

The following summarizes the adjustment made to rent revenue for the three-month period ended March 31, 2013:

	Comcast	Boeing	Schlumberger	Total
Adjustment to contractual and straight-line rent	$(4,251)	$3,840	$—	$(411)
(Above)/below market, in-place rent	(1,935)	—	41,795	39,860

	$(6,186)	$3,840	$41,795	$39,449

b. Asset management fees are paid monthly to the Company’s advisor, Griffin Capital Essential Asset Advisor, LLC, (the “Advisor”) at 0.0625%, or 0.75% annually, based on the aggregate book value of the Properties, pursuant to the Second Amended and Restated Advisory Agreement dated November 9, 2010.

c. Property management fees are paid to Griffin Capital Essential Asset Property Management, LLC monthly at 3.0% of gross property revenues received, pursuant to the current property management agreement.

d. Acquisition fees and expenses are incurred with each acquisition transaction, including acquisition fees and expenses paid to affiliates. Under the Advisory Agreement, the Advisor receives acquisition fees and acquisition expense reimbursements equal to 2.5% and 0.5%, respectively, of the contract purchase price for each property acquired by the Company. The pro forma adjustments reflect the acquisition of the Comcast, Boeing and Schlumberger properties as of January 1, 2012, and the related acquisition fees and expenses that would have been incurred in operations for the year ended December 31, 2012. Therefore, the fees and expenses paid for Comcast and Boeing are deducted from operations for the three-month period ended March 31, 2013.

GRIFFIN CAPITAL ESSENTIAL ASSET REIT, INC.

NOTES TO UNAUDITED PRO FORMA

CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

e. Depreciation expense is reflected in the pro forma based on an estimated useful life of 40 years for building and building improvements, and the remaining contractual, in-place lease term for intangible lease value.

The following tables summarize the adjustment made to depreciation and amortization expense by asset category for the year ended December 31, 2012:

	Comcast	Boeing	Schlumberger	Total
Building and building improvements	$360,815	$134,724	$998,026	$1,493,565
Tenant absorption and leasing costs	991,956	832,104	728,476	2,552,536

	$1,352,771	$966,828	$1,726,502	$4,046,101

The following tables summarize the adjustment made to depreciation and amortization expense by asset category for the three months ended March 31, 2013:

	Comcast	Boeing	Schlumberger	Total
Building and building improvements	$9,699	$16,297	$248,823	$274,819
Tenant absorption and leasing costs	26,665	100,658	181,620	308,943

	$36,364	$116,955	$430,443	$583,762

f. The Company drew $16.2 million, $6.6 million and $20.3 million from the KeyBank Credit Facility, as discussed below, in connection with the acquisitions of the Comcast, Boeing and Schlumberger properties, respectively. Additionally, the Company drew $10.4 million from the KeyBank Bridge Loan to partially finance the acquisition of the Comcast property. Interest expense related to the acquired property debt for each acquisition is reflected in the pro forma based on the interest rates and terms described below. The $10.4 million draw used to partially finance the acquisition of the Comcast property was fully paid on January 31, 2013 using net equity raised in the Company’s public offerings. As such, since the Comcast property is considered to be acquired as of January 1, 2012, the related KeyBank Bridge Loan is also considered to have been paid in full. Therefore, the unaudited consolidated pro forma statement of operations as of March 31, 2013 does not include interest expense for the KeyBank Bridge Loan for the Comcast property.

The following tables summarize the adjustment made to interest expense for the year ended December 31, 2012:

	KeyBank Credit Facility	KeyBank Bridge Loan	Total
Comcast (at a rate of 2.96%) (1)	$479,520	$—	$479,520
Comcast (at a rate of 4.71%) (1)	—	20,456	20,456
Boeing (at a rate of 2.96%) (1)	195,360	—	195,360
Schlumberger (at a rate of 2.95%) (2)	598,850	—	598,850

	$1,273,730	$20,456	$1,294,186

(1)	Based on interest rates in effect as of March 31, 2013.
(2)	Based on interest rates in effect as of the acquisition date on May 1, 2013.

GRIFFIN CAPITAL ESSENTIAL ASSET REIT, INC.

NOTES TO UNAUDITED PRO FORMA

CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

The following tables summarize the adjustment made to interest expense for the three months ended March 31, 2013:

KeyBank Credit Facility
Comcast (at a rate of 2.96%) (1)	$19,338
Boeing (at a rate of 2.96%) (1)	26,007
Schlumberger (at a rate of 2.95%) (2)	149,713

$195,058

(1)	Based on interest rates in effect as of March 31, 2013.
(2)	Based on interest rates in effect as of the acquisition date on May 1, 2013.

g. The following table summarizes the weighted average shares and units outstanding at March 31, 2013 and December 31, 2012 and the allocable percentage of noncontrolling interest:

	Year Ended December 31, 2012	Three Months Ended March 31, 2013
Weighted average shares outstanding- historical basis	9,073,641	15,860,452
Operating partnership units issued in conjunction with the property contributions and acquisitions including the initial capitalization of the operating partnership (A)	3,462,384	3,462,384

Total outstanding shares and units – pro forma basis (B)	12,536,025	19,322,836

Percentage of operating partnership units (noncontrolling interests) to total outstanding shares (A/B)	27.62%	17.92%

Net income (loss)	$(9,942,960)	$162,117

Net income (loss) attributable to noncontrolling interest based on the percentage of operating partnership units outstanding to total outstanding shares	$(2,746,246)	$29,051

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRIFFIN CAPITAL ESSENTIAL ASSET REIT, INC.

Date: July 17, 2013	By:	/s/ Joseph E. Miller
Joseph E. Miller Chief Financial Officer and Treasurer